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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Citizens Effingham Bancshares, Inc. and Subsidiary (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry H. Shearouse, President, Chief Executive Officer, and acting Chief Financial Officer certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date: March 26, 2003


/s/ HARRY H. SHEAROUSE
--------------------------------------
Harry H. Shearouse
President / Chief Executive Officer
Acting Chief Financial Officer


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